Exhibit 10.1

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Royal Bank of Canada

By:	/s/ Jason York

Name:	Jason York

Title:	Attorney-In-Fact

Date:	4/27/05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	JPMorgan Chase Bank N.A. successor by merger to Bank One, N.A.

By:	/s/ Jeanie C. Gonzalez

Name:	Jeanie C. Gonzalez

Title:	Senior Vice President

Date:	April 27, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Fortis Capital

By:	/s/ Casey Lowary

Name:	Casey Lowary

Title:	Senior Vice President

Date:	4-29-05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Societe Generale

By:	/s/ Stephen W. Warfel

Name:	Stephen W. Warfel

Title:	Vice President

Date:	April, 29 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-ay delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-ay delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	U.S. Bank

By:	/s/ Kathryn A. Gaiter

Name:	Kathryn A. Gaiter

Title:	Vice President

Date:	April 28, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Wachovia Bank, N.A.

By:	/s/ Philip Trinder

Name:	Philip Trinder

Title:	Vice President

Date:	04/27/05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Bank of Oklahoma National Association

By:	/s/ Michael M. Logan

Name:	Michael M. Logan

Title:	Senior Vice President

Date:	29 April, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Bank of Scotland

By:	/s/ Karen Weich

Name:	Karen Weich

Title:	Assistant Vice President

Date:	April 28, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Comerica Bank

By:	/s/ Peter L. Sefzik

Name:	Peter L. Sefzik

Title:	Vice President

Date:	April 28th 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Guaranty Bank

By:	/s/ Jim R. Hamilton

Name:	Jim R. Hamilton

Title:	Senior Vice President

Date:	April 27, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Mizuho Corporate Bank Ltd.

By:	/s/ Takahiko Veda

Name:	Takahiko Veda

Title:	Deputy General Manager

Date:	4/29/2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Sun Trust Bank

By:	/s/ David Edge

Name:	David Edge

Title:	Managing Director

Date:	4/28/05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Wells Fargo Bank

By:	/s/ Tim Green

Name:	Tim Green

Title:	Portfolio Manager

Date:	4.29.05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	Natexis Banques Populaires

By:	/s/ Louis P. Laville, III

Name:	Louis P. Laville, III

Title:	Vice President and Group Manager

Date:	4-28-05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for audited consolidated financial statements of the MLP and its Subsidiaries, including the Borrower (and the accompanying opinion of the MLP’s independent certified public accountants) to permit delivery of audited financial statements and the auditors opinion at any time prior to June 30, 2005.

Lender’s Name:	UFV Bank Limited

By:	/s/ L.J. Pereny

Name:	L.J. Pereny

Title:	Vice President

Date:	4-28-05